                                                                   EXHIBIT 10.46
                                SECOND AMENDMENT
                                       TO
                      MASTER EQUIPMENT FINANCING AGREEMENT

       This Second Amendment (the "Second Amendment") to Master Equipment Financing Agreement is entered into by and between NEXTEL INTERNATIONAL, INC. (the "Company"), and MOTOROLA CREDIT CORPORATION, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents"), and as initial Lender (the "Lender").

                              W I T N E S S E T H:

       WHEREAS, the Company, the Agents and the Lender are party to that certain Master Equipment Financing Agreement, dated as of February 4, 1999 (as the same may heretofore have been or may hereafter be further amended or modified, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Financing Agreement);

       WHEREAS, the Company has requested that the Agents and the Lender agree to certain amendments to the Financing Agreement; and

       WHEREAS, subject to the terms and conditions set forth herein, the Agents and the Lender are willing to undertake certain amendments to the Financing Agreement.

       NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Agents and the Lender hereby agree as follows:

       SECTION 1. AMENDMENTS.

       Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

       1.1    There is hereby added to the Schedules to the Financing Agreement
              (a) a Schedule 1.1(h) (Target Cumulative Subscribers) and (b)
              Schedule 1.1(i) (Adjusted Paid-in Capital Schedule) in the forms attached.

       1.2    The definition of the term "Adjusted Paid-In Capital" set forth in
              Section 1.1 of the Financing Agreement is hereby amended and restated as follows:

              " "Adjusted Paid-in Capital" means, as of any date, (a) the paid-in capital of the Company (including for this purpose the principal amount of any outstanding Permitted Indebtedness owing to Nextel and incurred by the Company of the type described under clause (h) of the definition thereof) reflected on the most recent financial statements delivered pursuant to Section 8.2 or 8.3 (whichever is later) plus (b) any increases in paid-in capital (including for this purpose the principal amount of any outstanding Permitted Indebtedness owing to Nextel and incurred by the Company and of the type described under clause (h) of the definition thereof) since the end of the reporting period relating to such financial statements minus (c) any decreases in paid-in capital (including any repayments, whether or not permitted hereunder, of any principal or interest with respect to Permitted Indebtedness owing by the Company to Nextel of the type described under clause (h) of the definition thereof) since the end of the reporting period relating to such financial statements. "

       1.3 The definition of the term "Fixed Charge Coverage Ratio" set forth in Section 1.1 of the Financing Agreement is hereby amended and restated as follows:

              " "Fixed Charge Coverage Ratio" means, as at any date, the ratio (for the then ending or most recently ended fiscal quarter of the Company) of (a) (i) EBITDA for such quarter plus (ii) the Quarterly Paid-in Capital Contribution for such quarter to (b) Adjusted Consolidated Fixed Charges for such quarter. "

       1.4 The definition of the term "J-Com" set forth in Section 1.1 of the Financing Agreement is hereby amended and restated as follows:

              " "J-Com" or "Nexnet" means Nexnet Co., Ltd. (f/k/a "J-Com"), a corporation organized under the laws of Japan. "

       1.5 The defined term "Infocom" set forth in Section 1.1 of the Financing Agreement is hereby deleted in its entirety.

       1.6 The following term is hereby added to Section 1.1 of the Financing Agreement in its appropriate alphabetical order:

              " "Nextel Philippines" means Nextel Communications Philippines Inc., a company incorporated in the Philippines. "

       1.7 Each reference to "Infocom" in the Financing Agreement is hereby substituted with a reference to "Nextel Philippines".

       1.8 The definition of "Permitted Indebtedness" in Section 1.1 of the Financing Agreement is hereby amended by adding the following proviso to the end of clause (b) thereof:

              " ; provided that in addition to the foregoing, there shall be permitted to be outstanding at any one time, up to $20,000,000 of trade accounts payable and other similar Indebtedness of the Credit Parties incurred in the ordinary course of business which are due later than 120 days after invoice but no later than 180 days after invoice; "

       1.9 The definition of "Permitted Indebtedness" in Section 1.1 of the Financing Agreement is hereby further amended by deleting the " and" at the end of clause (n) thereof, replacing the "." at the end of clause (o) thereof with "; and" and adding the following as a new clause (p):

              "(p) up to $10,000,000 in deferred purchase price, due no later than January 31, 2001, in respect of telecommunications concessions in Chile, which obligations shall be unsecured."

       1.10 The following term is hereby added to Section 1.1 of the Financing Agreement in its appropriate alphabetical order:

              " "Quarterly Paid-in Capital Contribution" means, for any quarter, the net increase in cumulative Adjusted Paid-in Capital from the beginning of such quarter to the end of such quarter, as determined in accordance with the calculation of "Ending Cumulative Paid In Capital - Actual" as set forth on Schedule 1.1(i) hereto."

       1.11 The following term is hereby added to Section 1.1 of the Financing Agreement in its appropriate alphabetical order:

              " "Aggregate Subscribers" means, for any date, the sum as of such date of (a) the aggregate number (without duplication) of Subscriber Units of the Company, Nextel Mexico, Nextel Peru, Nextel Argentina and Nextel Brazil plus (b) the product of the Company's Ownership Percentage of Nextel Philippines times the Subscriber Units of Nextel Philippines. "

       1.12 The following term is hereby added to Section 1.1 of the Financing Agreement in its appropriate alphabetical order:

              " "Adjusted Consolidated Fixed Charges" means, as to any Person and for any period, without duplication, the sum of (a) the total cash interest expense for such Person and its Subsidiaries on a consolidated basis for such period, (b) the scheduled principal amount of all amortization payments on all Indebtedness for borrowed money of such Person and its Subsidiaries on a consolidated basis for such period (other than payments in respect of Permitted Indebtedness of the type described in clause (b) of the definition thereof for such period which arise from handset purchases and which are owed to a Motorola Entity), and (c) all payments made in respect of Capital Lease Obligations by such Person and its Subsidiaries on a consolidated basis for such period. "

       1.13 The last sentence of each of Section 8.2 and Section 8.3 of the Financing Agreement is hereby amended and restated in its entirety as follows:

              " In addition, the foregoing certificate shall set forth in reasonable detail each of the calculations required to establish compliance with the financial covenants set forth in Section 8.15 hereto and include a representation that each such calculation (including, without limitation, any such calculations made pursuant to any Schedule to this Agreement) has been made in accordance with GAAP, is consistent with all relevant definitions set forth in this Agreement, and is consistent with the Company's preparation of the then current Approved Business Plan. "

       1.14 Effective as of March 30, 2000, Section 8.15 of the Financing Agreement is hereby amended and restated in its entirety as follows:


       " SECTION 8.15 FINANCIAL COVENANTS

       The Company and its Restricted Subsidiaries shall have or maintain, on a consolidated basis, and at all times:

              (a) a Fixed Charge Coverage Ratio of not less than 1.00 : 1.00, measured at the end of each fiscal quarter of the Company.

              (b) a ratio of Indebtedness to EBITDA of not greater than the ratios set forth below, measured at the end of each fiscal quarter of the Company commencing with the fiscal quarter ending December 31, 2001:

---------------------------------------------------------------------------------------
       Quarter end date                                Maximum Indebtedness to EBITDA
---------------------------------------------------------------------------------------
       12/31/01                                                        172 : 1
---------------------------------------------------------------------------------------
       3/31/02                                                          38 : 1
---------------------------------------------------------------------------------------
       6/30/02                                                          23 : 1
---------------------------------------------------------------------------------------
       9/30/02                                                          18 : 1
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
       12/31/02                                                         15 : 1
---------------------------------------------------------------------------------------
       3/31/03                                                          12 : 1
---------------------------------------------------------------------------------------
       6/30/03                                                          10 : 1
---------------------------------------------------------------------------------------
       9/30/03                                                         8.5 : 1
---------------------------------------------------------------------------------------
       12/31/03                                                        7.2 : 1
---------------------------------------------------------------------------------------
       3/31/04                                                         6.3 : 1
---------------------------------------------------------------------------------------
       6/30/04                                                         5.7 : 1
---------------------------------------------------------------------------------------
       9/30/04                                                         5.6 : 1
---------------------------------------------------------------------------------------
       12/31/04                                                        5.6 : 1
---------------------------------------------------------------------------------------

              (c) The product of (i) four times (ii) EBITDA, measured for the most recently ended fiscal quarter commencing with the fiscal quarter ending March 31, 2000, of not less than the amount on the quarter end dates set forth below:

--------------------------------------------------------------------------------
         Quarter end date                                   Minimum EBITDA
--------------------------------------------------------------------------------
         3/31/00                                            (174,000,000)
--------------------------------------------------------------------------------
         6/30/00                                            (190,000,000)
--------------------------------------------------------------------------------
         9/30/00                                            (172,000,000)
--------------------------------------------------------------------------------
         12/31/00                                           (145,000,000)
--------------------------------------------------------------------------------
         3/31/01                                            (122,000,000)
--------------------------------------------------------------------------------
         6/30/01                                            (81,000,000)
--------------------------------------------------------------------------------
         9/30/01                                            (29,000,000)
--------------------------------------------------------------------------------
         12/31/01                                           12,000,000
--------------------------------------------------------------------------------
         3/31/02                                            52,000,000
--------------------------------------------------------------------------------
         6/30/02                                            86,000,000
--------------------------------------------------------------------------------
         9/30/02                                            113,000,000
--------------------------------------------------------------------------------
         12/31/02                                           137,000,000
--------------------------------------------------------------------------------
         3/31/03                                            163,000,000
--------------------------------------------------------------------------------
         6/30/03                                            196,000,000
--------------------------------------------------------------------------------
         9/30/03                                            228,000,000
--------------------------------------------------------------------------------
         12/31/03                                           267,000,000
--------------------------------------------------------------------------------
         3/31/04                                            299,000,000
--------------------------------------------------------------------------------
         6/30/04                                            328,000,000
--------------------------------------------------------------------------------
         9/30/04                                            334,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Quarter end date                                   Minimum EBITDA
--------------------------------------------------------------------------------
         12/31/04                                           334,000,000
--------------------------------------------------------------------------------

              (d) minimum Adjusted Recurring Revenues, measured at the end of each fiscal quarter commencing with the quarter ending March 31, 2000, of not less than the amounts set forth opposite the quarter end dates set forth below:

--------------------------------------------------------------------------------
         Quarter end date                            Minimum Adjusted Recurring
                                                     Revenues
--------------------------------------------------------------------------------
         3/31/00                                      7,000,000
--------------------------------------------------------------------------------
         6/30/00                                      11,000,000
--------------------------------------------------------------------------------
         9/30/00                                      13,000,000
--------------------------------------------------------------------------------
         12/31/00                                     17,000,000
--------------------------------------------------------------------------------
         3/31/01                                      22,000,000
--------------------------------------------------------------------------------
         6/30/01                                      23,000,000
--------------------------------------------------------------------------------
         9/30/01                                      25,000,000
--------------------------------------------------------------------------------
         12/31/01                                     27,000,000
--------------------------------------------------------------------------------
         3/31/02                                      29,000,000
--------------------------------------------------------------------------------
         6/30/02                                      32,000,000
--------------------------------------------------------------------------------
         9/30/02                                      35,000,000
--------------------------------------------------------------------------------
         12/31/02                                     38,000,000
--------------------------------------------------------------------------------
         3/31/03                                      41,000,000
--------------------------------------------------------------------------------
         6/30/03                                      42,000,000
--------------------------------------------------------------------------------
         9/30/03                                      45,000,000
--------------------------------------------------------------------------------
         12/31/03                                     49,000,000
--------------------------------------------------------------------------------
         3/31/04                                      53,000,000
--------------------------------------------------------------------------------
         6/30/04                                      56,000,000
--------------------------------------------------------------------------------
         9/30/04                                      56,000,000
--------------------------------------------------------------------------------
         12/31/04                                     60,000,000
--------------------------------------------------------------------------------

              (e) a minimum number of Adjusted Subscribers, measured at the end of each fiscal quarter commencing with the quarter ending March 31, 2000, of not less than the number of Subscribers set forth opposite the quarter end dates set forth below:

--------------------------------------------------------------------------------
         Quarter end date                     Minimum Adjusted Subscribers
--------------------------------------------------------------------------------
         3/31/00                              70,000
--------------------------------------------------------------------------------
         6/30/00                              87,000
--------------------------------------------------------------------------------
         9/30/00                              109,000
--------------------------------------------------------------------------------
         12/31/00                             135,000
--------------------------------------------------------------------------------
         3/31/01                              164,000
--------------------------------------------------------------------------------
         6/30/01                              180,000
--------------------------------------------------------------------------------
         9/30/01                              200,000
--------------------------------------------------------------------------------
         12/31/01                             225,000
--------------------------------------------------------------------------------
         3/31/02                              253,000
--------------------------------------------------------------------------------
         6/30/02                              268,000
--------------------------------------------------------------------------------
         9/30/02                              288,000
--------------------------------------------------------------------------------
         12/31/02                             313,000
--------------------------------------------------------------------------------
         3/31/03                              340,000
--------------------------------------------------------------------------------
         6/30/03                              355,000
--------------------------------------------------------------------------------
         9/30/03                              374,000
--------------------------------------------------------------------------------
         12/31/03                             398,000
--------------------------------------------------------------------------------
         3/31/04                              424,000
--------------------------------------------------------------------------------
         6/30/04                              438,000
--------------------------------------------------------------------------------
         9/30/04                              457,000
--------------------------------------------------------------------------------
         12/31/04                             479,000
--------------------------------------------------------------------------------

              (f) Cash on deposit at all times in the deposit account (other than the Prepayment Escrow Deposit Account) subject to the Company Security Deposit Agreement in an amount equal to or in excess of the product of (i) the amount of the Obligations reasonably estimated to be due and payable hereunder on the next Semi Annual Date times (ii) a fraction the numerator of which is the number of complete calendar months since the last Semi Annual Date and the denominator of which is six (6).

              (g) Minimum Adjusted EBITDA, measured at the end of each fiscal quarter commencing with the quarter ending June 30, 2000, of not less than the Adjusted EBITDA set forth opposite the quarter end dates set forth below:

--------------------------------------------------------------------------------
            Quarter end date                      Minimum Adjusted EBITDA
--------------------------------------------------------------------------------
            6/30/00                               (63,000,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Quarter end date                      Minimum Adjusted EBITDA
--------------------------------------------------------------------------------
            9/30/00                               (52,000,000)
--------------------------------------------------------------------------------
            12/31/00                              (37,000,000)
--------------------------------------------------------------------------------
            3/31/01                               (26,000,000)
--------------------------------------------------------------------------------
            6/30/01                               (18,000,000)
--------------------------------------------------------------------------------
            9/30/01                                 1,000,000
--------------------------------------------------------------------------------
            12/31/01                                6,000,000
--------------------------------------------------------------------------------
            3/31/02                                20,000,000
--------------------------------------------------------------------------------
            6/30/02                                31,000,000
--------------------------------------------------------------------------------
            9/30/02                                41,000,000
--------------------------------------------------------------------------------
            12/31/02                               43,000,000
--------------------------------------------------------------------------------
            3/31/03                                52,000,000
--------------------------------------------------------------------------------
            6/30/03                                56,000,000
--------------------------------------------------------------------------------
            9/30/03                                63,000,000
--------------------------------------------------------------------------------
            12/31/03                               76,000,000
--------------------------------------------------------------------------------
            3/31/04                                83,000,000
--------------------------------------------------------------------------------
            6/30/04                                98,000,000
--------------------------------------------------------------------------------
            9/30/04                               100,000,000
--------------------------------------------------------------------------------
            12/31/04                              100,000,000
--------------------------------------------------------------------------------

              (h) a minimum amount of Adjusted Paid-In Capital at all times for each calendar quarter in an amount equal to the actual cash requirements for such calendar quarter as provided in the Adjusted Paid-In Capital Schedule (Schedule 1.1(i)) provided by the Company as part of the compliance package delivered with the financial statements required under Sections 8.2 and 8.3. As set forth in the Adjusted Paid-In Capital Schedule (Schedule 1.1(i)), a deficiency in Adjusted Paid-In Capital for any calendar quarter must be contributed into the Company within thirty
       (30) days from the end of the applicable reporting period.

              (i) For purposes of this Section 8.15 and any related definitions, the term "Borrowing Affiliate" shall be deemed not to include Nexnet unless and until an Attributable Borrowing in respect of Nexnet (a "Nexnet Borrowing") is requested by the Company (a "Nexnet Request") pursuant to Section 2 of this Agreement. Upon a Nexnet Request, Nexnet shall be deemed to be a Borrowing Affiliate for purposes of this Section
       8.15 and any related definitions, and the covenants set forth in clauses
       (d), (e), and (g) above and the provisions of clause (j) set forth below shall be subject to good faith negotiation between the Company and the Administrative Agent (for the benefit of the Lenders) for re-setting the thresholds therein prior to the date of such Nexnet Request (both before and after giving effect to the requested Nexnet Borrowing). In addition, in the event that the Company's Ownership Percentage in any Borrowing Affiliate is increased or decreased in accordance with the terms of this Agreement, the thresholds included in clauses (d), (e), and (g) above and clause (j) below shall be recalculated (utilizing the then current Approved Business
       Plan) in order to reflect such increase or decrease.

              (j) Notwithstanding anything herein to the contrary (including, without limitation, the provisions of Section 11.1 hereof), (i) a breach of Section 8.15(d) hereof shall not constitute an Event of Default hereunder unless the Company is in breach of such Section 8.15(d) as of two (2) consecutive quarter end dates and (ii) a breach of Section 8.15(b), Section 8.15(c) or Section 8.15(g) hereof as of any quarter end date shall not constitute an Event of Default hereunder unless the Aggregate Subscribers as of the end of such quarter were less than the "Total Ending Consolidated Digital Subscribers" set forth opposite the quarter end dates set forth in Schedule 1.1(h). "

       1.15 The parties agree and acknowledge that the address for notices for the Company shall, until changed pursuant to Section 13.7 of the Financing Agreement, be Nextel International, Inc., 10700 Parkridge Blvd., Suite 600, Reston, Virginia 20191, Attention: Chief Financial Officer (Telecopy:
703-390-5111).

       SECTION 2. CONDITIONS PRECEDENT.

       As a condition precedent to the effectiveness of the Second Amendment, the Company shall have delivered to the Agents and the Lender the Second Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Agents and the Lender, and such other documents as the Agents may reasonably request.

       SECTION 3. REPRESENTATIONS AND WARRANTIES.

       To induce the Agents and the Lender to enter into the Second Amendment, the Company hereby represents and warrants to the Agents and the Lender as of the date hereof that:

       (a) The representations and warranties contained in the Financing Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

       (b) The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1998, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Administrative Agent, including, the quarterly (each as at March 31, 1999, June 30, 1999 and September 30, 1999) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;

       (c) The consolidated audited balance sheets of each of the Borrowing Affiliates and their respective Subsidiaries and consolidated statements of operations, stockholders' equity and cash flows of each of the Borrowing Affiliates and their respective Subsidiaries, each as at December 31, 1998, have been prepared in accordance with GAAP and fairly represent in all material respects the condition and results of operations of such Borrowing Affiliate and its Subsidiaries as of such dates or for such periods;

       (d) Each Affiliated Credit Party has made all material required contributions under the Plans for all periods through and including September 30, 1999, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph (b) above;

       (e) The actuarial value of vested benefits required to be funded by each Affiliated Credit Party, or with respect to which such Affiliated Credit Party is liable, under the Plans, determined using the actuarial methods and assumptions used by the relevant Plan's actuary as of the last valuation date for which an actuarial valuation was completed to determine such Plan's funded status, did not as of the last valuation date as of which an actuarial valuation has been completed, which in the case of any individual Plan was not earlier than January 1, 1999, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits by a material amount; and

       (f) After giving effect to the Second Amendment, no Default or Event of Default has occurred and is continuing.

       SECTION 4. GENERAL.

       4.1 Reservation of Rights. The Company acknowledges and agrees that the execution and delivery of the Second Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agents or the Lender to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Agents or the Lender of any covenant, condition, term or provision of the Financing Agreement or any of the other Credit Documents, and the failure of the Agents or the Lender to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Agents or the Lender to thereafter demand strict compliance therewith. The Agents and the Lender hereby reserve all rights granted under the Financing Agreement, the other Credit Documents and the Second Amendment.

       4.2 Full Force and Effect. As hereby modified, the Financing Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

       4.3 Affirmation. The Company hereby affirms its obligations under Section 4 of the Financing Agreement and agrees to pay on demand all reasonable costs and expenses of the Agents and the Lender in connection with the preparation, execution and delivery of the Second Amendment and all instruments and documents delivered in connection herewith.

       4.4 Successors and Assigns. The Second Amendment shall be binding upon and shall inure to the benefit of the Company, the Agents and the Lender and the respective successors and assigns of the Company, the Agents and the Lender.

       4.5 Counterparts. The Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment.

                                    * * * * *

       IN WITNESS WHEREOF, the Company, the Agents and the Lender have executed this Second Amendment as of the 22 day of March, 2000.

                                     COMPANY:

                                     NEXTEL INTERNATIONAL, INC.

                                     By: /s/ Byron Siliezar
                                        ----------------------------------
                                     Name: Byron Siliezar
                                          --------------------------------
                                     Title: Vice President and
                                           -------------------------------
                                            Chief Financial Officer
                                           -------------------------------

                                     LENDER:

                                     MOTOROLA CREDIT CORPORATION

                                     By: /s/ Gary Tatje
                                        ----------------------------------
                                     Name: Gary Tatje
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------

                                     AGENTS:

                                     MOTOROLA CREDIT CORPORATION,
                                     as Administrative Agent


                                     By: /s/ Gary Tatje
                                        ----------------------------------
                                     Name: Gary Tatje
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------

                                     MOTOROLA CREDIT CORPORATION,
                                     as Collateral Agent

                                     By: /s/ Gary Tatje
                                        ----------------------------------
                                     Name: Gary Tatje
                                          --------------------------------
                                     Title: Vice President
                                           -------------------------------

                                 Schedule 1.1(h)

                  ----------------------------------------
                        TOTAL ENDING CONSOLIDATED DIGITAL
                                              SUBSCRIBERS
                  ----------------------------------------
1Q00                                              326,746
2Q00                                              398,965
3Q00                                              486,884
4Q00                                              584,222
1Q01                                              644,022
2Q01                                              720,433
3Q01                                              813,455
4Q01                                              916,444
1Q02                                              973,304
2Q02                                            1,045,958
3Q02                                            1,134,407
4Q02                                            1,232,333
1Q03                                            1,282,885
2Q03                                            1,347,480
3Q03                                            1,426,118
4Q03                                            1,513,181
1Q04                                            1,559,717
2Q04                                            1,619,181
3Q04                                            1,691,571
4Q04                                            1,771,718
                  ----------------------------------------

                                Schedule 1.1(i)

                       Adjusted Paid-in Capital Schedule

-------------------------------------------------------------------------------------------------------------
                                                    CUMULATIVE
                                                      TOTALS
----------------------------------------------------==========-----------------------------------------------
BEGINNING CUMULATIVE ADJUSTED PAID IN CAPITAL-              0   A
ACTUAL
-------------------------------------------------------------------------------------------------------------
BEGINNING CUMULATIVE ADJUSTED PAID IN CAPITAL-              0   B
REQUIRED
-------------------------------------------------------------------------------------------------------------
ONE-TIME CREDIT FOR DECEMBER 1999 CAPITAL          32,325,815   Q
CONTRIBUTION TO ITS SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------
                                                                                      PLUS:         LESS:
-------------------------------------------------------------------------------------------------------------
                                                                      NEXTEL          NEXTEL
                                                                INTERNATIONAL INC.  PHILIPPINES

=============================================================================================================
                                                                     QUARTERLY        QUARTERLY  INTERCOMPANY
                                                                     UNAUDITED        UNAUDITED  ADJUSTMENTS
                                                                   CONSOLIDATED       FINANCIAL
                                                                     FINANCIAL       STATEMENTS
                                                                    STATEMENTS
=============================================================================================================
Quarterly EBITDA Loss/(Gain)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
plus/(minus): Capital expenditures/(sale of assets)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
plus/(minus): Interest expense, scheduled debt
amortizations, withholding tax on interest expense,
(interest income):
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
plus/(minus): increases/(decreases) in accounts
receivable, inventory, other non-cash current assets:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
minus/(plus): increases/(decreases) in accounts
payable, accrued expenses and other current liabilities
(except short-term notes payable):
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
plus/(minus): increases/(decreases) in Nextel
International Inc.'s value added tax credit account
during such quarter:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
minus: increases in short-term and long-term debt and
notes payable (except shareholder notes as per
Permitted Indebtedness (h)):
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
plus: increases/(decreases) in minority investments in
Persons accounted by the Company on the equity method
resulting from either (i) additional cash contributed
by the Company to such Person or (ii) distributions
made by such Person or net losses incurred by such
Person (in no case to be increased by a change in the
market value of the non-cash assets of such Person or
by the net income of such Person):
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
minus: minority partner capital contributions(1):
-------------------------------------------------------------------------------------------------------------
TOTAL QUARTERLY PAID-IN CAPITAL CONTRIBUTION
REQUIREMENT
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
ACTUAL QUARTERLY PAID-IN CAPITAL CONTRIBUTION
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTED PAID IN CAPITAL- ACTUAL

-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
BEGINNING CUMULATIVE ADJUSTED PAID IN CAPITAL-
ACTUAL
--------------------------------------------------------------------------------------------
BEGINNING CUMULATIVE ADJUSTED PAID IN CAPITAL-
REQUIRED
--------------------------------------------------------------------------------------------
ONE-TIME CREDIT FOR DECEMBER 1999 CAPITAL
CONTRIBUTION TO ITS SUBSIDIARIES
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------



============================================================================================
                                                         TOTAL CONSOLIDATED PAID-IN
                                                            CAPITAL REQUIREMENT



============================================================================================
Quarterly EBITDA Loss/(Gain)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
plus/(minus): Capital expenditures/(sale of assets)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
plus/(minus): Interest expense, scheduled debt
amortizations, withholding tax on interest expense,
(interest income):
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
plus/(minus): increases/(decreases) in accounts
receivable, inventory, other non-cash current assets:
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
minus/(plus): increases/(decreases) in accounts
payable, accrued expenses and other current liabilities
(except short-term notes payable):
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
plus/(minus): increases/(decreases) in Nextel
International Inc.'s value added tax credit account
during such quarter:
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
minus: increases in short-term and long-term debt and
notes payable (except shareholder notes as per
Permitted Indebtedness (h)):
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
plus: increases/(decreases) in minority investments in
Persons accounted by the Company on the equity method
resulting from either (i) additional cash contributed
by the Company to such Person or (ii) distributions
made by such Person or net losses incurred by such
Person (in no case to be increased by a change in the
market value of the non-cash assets of such Person or
by the net income of such Person):
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
minus: minority partner capital contributions(1):
--------------------------------------------------------------------------------------------
TOTAL QUARTERLY PAID-IN CAPITAL CONTRIBUTION             0   C
REQUIREMENT
---------------------------------------------------------===--------------------------------
--------------------------------------------------------------------------------------------
ACTUAL QUARTERLY PAID-IN CAPITAL CONTRIBUTION                D (+ Q only for  Q1/2000)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTED PAID IN CAPITAL- ACTUAL              0   A + D =
                                                             X
--------------------------------------------------------------------------------------------

--------
(1) This item is applicable ONLY IF there has been one-hundred percent (100%) consolidation by Nextel International Inc. with the entity to which the capital contribution has been made.

---------------------------------------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTED PAID IN CAPITAL- REQUIRED                                                0    B + C =
                                                                                                  Y
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
DEFICIENCY IN PAID-IN CAPITAL TO BE CONTRIBUTED:                                         Z        If Y > X, then Y - X, if
                                                                                                  not 0
---------------------------------------------------------------------------------------------------------------------------
ENDING CUMULATIVE ADJUSTED PAID IN CAPITAL-         0    X + Z
ACTUAL
---------------------------------------------------------------------------------------------------------------------------
ENDING CUMULATIVE ADJUSTED PAID IN CAPITAL-         0    Y
REQUIRED
---------------------------------------------------------------------------------------------------------------------------
* Deficiencies in Paid-in Capital must be contributed into the Company within 30 days from the end of the reporting period.
---------------------------------------------------------------------------------------------------------------------------


Note:       All calculations in the foregoing chart shall be made in accordance with GAAP (unless non-GAAP variations are specified) and the application of GAAP by the Company shall be on a consistent basis.



                                      -15-